UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2015

Essex Rental Corp.
(Exact name of registrant as specified in charter)

Delaware	000-52459	20-5415048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-215-6500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 8, 2015, Essex Rental Corp. (the "Company" or "Essex") notified the Nasdaq Stock Market ("Nasdaq") of its intent to file Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), with the United States Securities and Exchange Commission ("SEC") to voluntarily delist its common stock from the Nasdaq Capital Market and deregister its common stock under Section 12(b) of the Exchange Act. The Company plans to file Form 25 with the SEC on or about December 18, 2015, as a result of which the Company expects its common stock will cease to be listed on Nasdaq on or about December 28, 2015. The Company anticipates that its common stock will be quoted on the OTC Pink Sheets following delisting, but there is no assurance that the Company's common stock will be quoted on any over-the-counter market.

Upon delisting from Nasdaq, the Company intends to file a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act. At such time, the Company's periodic reporting obligations under Sections 13 and 15(d) of the Exchange Act will be suspended, including its obligations to file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The Company, however, intends to continue to publicly disclose, through press releases, postings on its website and through the OTC Disclosure and News Service, periodic financial and other information regarding the Company.

As previously disclosed, on August 4, 2015, the Company received a letter from Nasdaq providing notification that the Company failed to meet the minimum $1.00 per share bid price requirement for continued listing on Nasdaq, and that the Company had until February 1, 2016, to regain compliance with such requirement before it was involuntarily delisted from Nasdaq. The Company's Board of Directors unanimously determined to voluntarily delist from Nasdaq and deregister its common stock in light of the impending involuntary delisting from Nasdaq and after consideration of the advantages and disadvantages of being a company registered with the SEC.

A copy of the press release, dated December 8, 2015, announcing the Company's intention to delist and deregister the Company's common stock is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release, dated December 8, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX RENTAL CORP.

Date: December 8, 2015	By:	/s/ Kory M. Glen
Name: Kory M. Glen
Title: Chief Financial Officer